                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-12

                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
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               (Name of Registrant as Specified in its Charter)

                            RANGER GOVERNANCE, LTD.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                               EXPLANATORY NOTE

     Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.



Table of Contents
-----------------

Ranger press release, dated as of August 17, 2001..............   Item 1


Content of Item 1
--------------------

For Immediate Release


              PROXY MONITOR RECOMMENDS THAT COMPUTER ASSOCIATES
             SHAREHOLDERS VOTE FOR THE RANGER GOVERNANCE NOMINEES

               Proxy Monitor Says Ranger's Nominees Will Bring
                a "Welcome Breath Of Fresh Air" to the CA Board


Dallas, TX, August 17, 2001 - Ranger Governance, Ltd. today announced that Proxy Monitor, a leading independent proxy advisory firm, has recommended to its clients that Computer Associates (NYSE: CA) shareholders vote for the Ranger Governance director nominees to the CA Board of Directors at the annual meeting of CA shareholders on Wednesday, August 29, 2001.

Proxy Monitor is widely recognized as a leading independent proxy advisory firm. Many institutional investment firms, mutual funds, and other fiduciaries throughout the country rely upon its recommendations and research.

In reaching its decision to recommend the four Ranger Governance nominees - Cece Smith, Elizabeth VanStory, Richard Agnich and Stephen Perkins - Proxy Monitor noted in its August 17, 2001 report that:

"[W]e believe that replacing Mr. Wang and three other incumbent directors with a minority of Ranger nominees would bring a welcome breath of fresh air to the board. Whatever its past glories, Computer Associates clearly seems to be a company in need of new direction."*

"Ranger has pledged efforts to submit the company's shareholder rights plan to shareholders for their approval, to make CA a model of 'exemplary corporate governance practices' and to grow the company in a difficult business environment."*

"It's an ambitious undertaking, but we think its four nominees should be given a chance to reinvigorate the company."*

Ranger nominee Steve Perkins said, "We are very pleased that Proxy Monitor has recommended in favor of the Ranger nominees. We believe this endorsement of our goals, which have remained unchanged since the beginning of this process, signals that investors and governance experts recognize the need for change at CA. The Ranger nominees are confident that we can work within the CA framework to implement the changes necessary to get CA growing and ensure the Company's board and managers are accountable to employees, customers and shareholders."

                                    -more-

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. On July 27, 2001, Ranger Governance filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates and has mailed copies to stockholders. Ranger will prepare and file with the Commission a supplement to its definitive proxy statement regarding its support of a short slate of nominees. This supplement to the definitive proxy statement will be sent shortly to stockholders of Computer Associates. Ranger urges stockholders to read its proxy statement and the supplement because they contain important information. More information about Ranger Governance and copies of its definitive proxy statement and the supplement (when available) can be found at www.rangergov.com. Copies of Ranger's definitive proxy statement and other Ranger soliciting materials, including the supplement (once filed), are also available at the Securities and Exchange Commission's website at www.sec.gov.

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                              Street-Name Holders
                              -------------------
If you hold your Computer Associates shares with a brokerage firm or bank, only they can exercise voting rights with respect to your shares and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to vote the GREEN proxy card FOR the election of the Ranger Governance nominees. Please note, your bank or broker will keep your vote CONFIDENTIAL.

                         Computer Associates Employees
                         -----------------------------
If you hold your shares in the Savings Harvest Plan or Employee Stock Purchase Plan, your vote is CONFIDENTIAL. You may direct the Plan Trustee how to vote your shares by signing, dating and returning the GREEN instruction form provided by the Plan Trustee. Completed instructions must be received by the Savings Harvest Plan Trustee at the address set forth in the GREEN instruction form no later than the close of business on August 27, 2001 for your vote to be counted.

Even if you have sent a white proxy card to Computer Associates, you have every right to change your vote. You may revoke that proxy, and vote for the Ranger Governance slate by signing, dating and mailing the GREEN Proxy. If you have any questions on how to vote your shares, please call our proxy solicitor:

                     MORROW & CO., INC. at (800) 607-0088

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*Permission to use quotations neither sought nor obtained

Contact:

     Media:                                        Investors:
     Joele Frank / Dan Katcher                     Morrow & Co., Inc.
     Joele Frank, Wilkinson Brimmer Katcher        (212) 754-8000
     (212) 355-4449

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